UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07223 )

Exact name of registrant as specified in charter: Putnam Classic Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2007

Date of reporting period: December 1, 2006— May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Classic Equity Fund

5|31|07

Semiannual Report

PUTNAM INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Classic Equity

Fund

5| 31| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32
Shareholder meeting results	51
Brokerage commissions	52

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Classic Equity Fund: unlocking
opportunities in sectors across the market

Investors generally think of value investing as focusing on stocks of companies that are not experiencing high levels of growth — or that do not have strong potential for earnings growth. Slower-growth sectors such as financial services and utilities are generally considered “value” sectors because companies in these areas may be more mature or cyclically based. Conversely, there are segments of the market such as technology in the late 1990s, or more recently, telecommunications and biotechnology, in which innovation and invention play key roles and where you would expect to find high-growth companies.

But what if you put aside the labels of “growth” or “value” stocks and assume that undervalued companies can be found in any sector of the marketplace? Corporations may experience stock price downturns for a variety of reasons. Investors can overreact to unfavorable news, punishing a company beyond what is called for. Sometimes a company may miss an earnings target for reasons that have nothing to do with its intrinsic worth, perhaps as a result of ongoing internal change. If intensive research shows that a company’s fundamentals are solid, and that the one-time event or earnings disappointment is temporary, then its stock may be undervalued. Developments such as these can affect companies of all types, in all market sectors. By looking beyond traditional value sectors, investors can tap into a much broader universe of opportunities and potentially benefit from undervalued stocks in virtually any industry or sector.

This is the goal of Putnam Classic Equity Fund’s management team — to seek midsize and large companies whose stocks are undervalued relative to stocks of other companies in their sector and that are poised to appreciate over time. The team employs this relative-value strategy to identify attractively priced stocks among all market sectors, not just those considered traditional value areas. By enlarging its potential universe of stocks, the fund’s management team can cast a broad net for portfolio holdings. By working closely with Putnam’s group of equity analysts, the team strives to construct a portfolio of undervalued stocks with appreciation potential, regardless of the sector or industry in which those stocks are found.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Over the years, Putnam Classic Equity Fund has looked beyond traditional value sectors to find investment opportunities.

Performance snapshot

Putnam Classic
Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge. See page 13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

During the six months ended May 31, 2007, U.S. Gross Domestic Product (GDP) figures were reasonably strong despite higher interest rates, rising commodity prices, and a housing market that remained in the doldrums. The broad stock market posted healthy gains, with major market indexes reaching new record highs. Some market watchers have dubbed the recent economic environment the “Goldilocks” economy: Growth has not been strong enough to prompt the Federal Reserve (the Fed) to resume raising interest rates to fend off inflationary pressures, yet it has not been weak enough for the Fed to cut rates to stimulate economic growth. Given this favorable backdrop, as well as successful stock selection across most market sectors, your fund delivered solid results for the semiannual period. Based on results before sales charges, the fund outperformed both its benchmark and the average for its Lipper category. In particular, select holdings in the consumer staples, energy, health-care, and utilities sectors contributed to strong relative results. Some holdings in the consumer cyclicals and technology sectors modestly detracted from relative performance.

Market overview

In recent months, the consensus market forecast for interest rates has changed from the expectation that the Fed would begin to lower short-term rates later this year to a presumption that the Fed is “on hold” for the foreseeable future. This forecast reflects the fact that important macroeconomic factors within the U.S. economy remain fairly balanced. While inflation remains above the Fed’s reported “comfort zone,” it appears under control. Oil and gas prices recently exceeded their highs for the past 12 months, but consumers seemed relatively unfazed and have continued to spend. And while the housing market has certainly cooled substantially, new housing starts and prices of existing homes have avoided a severe downward spiral in most areas of the country. These conditions have been comfortable enough for stock market investors to remain optimistic, despite worries over rising global interest rates and warning signals from an overextended subprime mortgage market. Finally, though we consider valuations of both growth and value stocks to be somewhat elevated, investors appear to be “chasing scarcity”: i.e., more investor dollars are pursuing the reduced number of companies that are viewed as having attractive growth prospects. This trend helped growth stocks strengthen significantly in recent weeks.

Strategy overview

The fund seeks to outperform its benchmark through effective stock selection. We also adjust the portfolio’s industry and sector weightings to take advantage of valuation opportunities in the marketplace. Our stock selection method follows a “relative value” strategy. Rather than limit investments to stocks from traditional value sectors, we target stocks with what we consider to be the most attractive price/earnings ratios in each industry or sector, relative to their

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 5/31/07. See pages 6 and 13 for additional fund performance information. Index definitions can be found on page 24.

* During the period, the Russell 1000 Value Index replaced the S&P 500 Index as the fund’s performance benchmark because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

peers. This gives us the flexibility to invest in faster-growing industries and also encourages broad diversification across all market sectors.

In the last annual report, we announced changes in our portfolio strategy designed to benefit long-term performance by placing increased emphasis on stock selection. Working with what we call a “best ideas” approach, we have now reduced the number of individual holdings in the fund from about 80 to approximately 50. We think that holding a smaller number of issues will enable our team of fund managers and analysts to more proactively blend the fund’s quantitative process for identifying undervalued companies with rigorous fundamental analysis going forward. In order to improve relative performance, we intend to keep sector weightings fairly close to benchmark levels.

Over the past six months, this approach delivered solid performance for the fund; it was favorable within eight of twelve market sectors, and neutral in two sectors. Stock selection in the consumer staples, energy, and health-care sectors was especially helpful to performance, while stock selection within the consumer cyclicals and technology sectors detracted from returns.

Your fund’s holdings

Within the consumer staples area, one of the largest positive contributions to the fund’s returns continued to come

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

from Loews Carolina Group, a diversified company known primarily for cigarette production and sales. Recently, court decisions in tobacco litigation cases have tilted in favor of the industry, while sales of Loews Carolina’s products continue to be strong. The fund’s performance relative to its benchmark also benefited from our avoidance of Procter & Gamble stock, which posted disappointing results following its merger with Gillette.

Stock selection within the energy sector was another strong contributor to results. In particular, the fund’s large position in Marathon Oil added to performance. This integrated energy company has outperformed much larger companies in its industry, such as Exxon and Conoco, and benefited from major crude oil discoveries. Marathon has drilling operations off the West Coast of Africa and several other productive areas, a substantial refining operation, an attractive distribution network, and strong management. All these factors helped the company’s recent stock market performance. In addition, the fund’s overweight to integrated energy producer Hess Corporation, and our decision to avoid Exxon, which has underperformed sector averages, contributed to returns.

One of the largest contributions to returns for the period came from our strategy in the health-care sector. In particular, fund holdings Medco Health Solutions, a pharmacy benefit

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 5/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Bank of America Corp. (4.9%)	Banking

Citigroup, Inc. (4.6%)	Financial

Verizon Communications, Inc. (4.4%)	Regional Bells

Pfizer, Inc. (3.7%)	Pharmaceuticals

Marathon Oil Corp. (3.7%)	Oil and gas

Edison International (3.4%)	Electric utilities

BP PLC ADR (United Kingdom) (2.9%)	Oil and gas

ConocoPhillips (2.8%)	Oil and gas

Tyco International, Ltd. (Bermuda) (2.8%)	Conglomerates

PG&E Corp. (2.8%)	Electric utilities

manager, and the newly merged CVS/Caremark Corporation, an integrated pharmacy services provider, performed very well for the fund. Medco was able to lure potential clients away from Caremark Rx and Express Scripts, capitalizing on investor perceptions that the latter two companies had become overly distracted from their core businesses in the battle between CVS and Express Scripts to acquire Caremark. CVS/Caremark eventually benefited in the market’s eyes as CVS prevailed in the bidding war, and we subsequently sold the fund’s position in the new company because we thought the stock had reached fair value.

Within the utilities sector, which is often seen as a safer haven for investors in times of market uncertainty, the fund benefited from its position in Edison International. The fundamental drivers of recent positive performance for the sector have been the continually increasing demand for power and the fact that the infrastructure of many utility companies is aging. Utilities are increasing their reliance on alternative fuels for power generation and will have to build new plants to meet increased demand. Although many utilities are publicly regulated, rate increases are likely to be necessary to fund these changes, which could, in turn, boost profits for the utilities.

Over the six-month period, the fund’s position within the consumer cyclicals sector detracted from returns. Because we had a more positive view than the market consensus regarding the strength of consumer spending during 2007, we had a larger weighting in this sector than the benchmark. Unfortunately, the sector did not perform up to our expectations. In addition, stock selection within the sector represented a more significant detractor, mainly due to the size of the fund’s position in Circuit City. The company has suffered from fierce competition in the flat-screen television area, as large competitors such as Wal-Mart and Costco have been able to beat Circuit City’s flat-screen prices. Despite the poor performance, we are retaining the position for the moment because at current levels, the company’s valuation appears compelling to us.

The fund has recently made a renewed commitment to large-cap value stocks, but technology remains an area where we are looking outside traditional value companies to find opportunities. Overall, our stock selection within the technology sector has not yet delivered the results we had hoped for. The largest individual detractor within the sector was National Semiconductor, which suffered from weak demand for its products due to faltering PC and mobile phone sales. We sold the stock during the period. Symantec was also a disappointing performer, as newly incorporated merger partner Veritas posted weak results in its computer storage business. We continue to hold Symantec, as its core PC security business is performing well, and we feel that the Veritas business segment will regain strength over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We begin the second half of the fund’s fiscal year with the assumption that the Fed will refrain from further short-term interest rate increases for at least the remainder of calendar 2007. We expect housing to remain relatively weak, but do not expect it to weaken enough to dampen consumer spending. Market watchers expect economic growth to be slightly stronger in the second half of 2007, which could benefit the stock market. While growth stocks are expected to outperform, we plan to overweight growth companies only within the technology sector. We also intend to keep sector allocations close to benchmark weightings and attempt to build on the recent success of our “best ideas” strategy by dedicating most of our portfolio management and analyst resources to stock selection. We believe that our relative-value strategy of pursuing opportunities among value stocks — along with a few attractively valued growth stocks — can provide long-term capital appreciation potential for the fund’s investors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 5/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.92%	9.44%	9.09%	9.09%	9.10%	9.10%	9.37%	9.07%	9.64%	10.11%

10 years	77.70	68.35	64.75	64.75	64.97	64.97	69.06	63.53	73.36	81.65
Annual average	5.92	5.35	5.12	5.12	5.13	5.13	5.39	5.04	5.66	6.15

5 years	50.66	42.75	45.18	43.18	45.16	45.16	46.96	42.14	48.87	52.67
Annual average	8.54	7.38	7.74	7.44	7.74	7.74	8.00	7.29	8.28	8.83

3 years	44.13	36.53	40.97	37.97	40.89	40.89	42.04	37.38	43.03	45.19
Annual average	12.96	10.94	12.13	11.33	12.11	12.11	12.41	11.17	12.67	13.23

1 year	25.37	18.77	24.45	19.45	24.34	23.34	24.70	20.61	25.00	25.66

6 months	12.72	6.79	12.34	7.34	12.30	11.30	12.45	8.82	12.59	12.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns
For periods ended 5/31/07

	Russell 1000	S&P 500	Lipper Large-Cap Value
	Value Index*	Index	Funds category average†

Annual average
(life of fund)	14.19%	12.10%	11.86%

10 years	173.65	111.50	124.50
Annual average	10.59	7.78	8.28

5 years	80.30	57.07	62.43
Annual average	12.51	9.45	10.14

3 years	63.31	44.39	51.92
Annual average	17.76	13.03	14.92

1 year	25.58	22.79	23.19

6 months	11.21	10.29	11.33

Index and Lipper results should be compared to fund performance at net asset value.

* During the period, the fund’s benchmark changed from the S&P 500 Index to the Russell 1000 Value Index. In Putnam Management’s opinion, the securities in the Russell 1000 Value Index more closely match those generally held in the fund’s portfolio.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/07, there were 519, 504, 438, 335, 146, and 97 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 5/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.089		$0.030	$0.035	$0.052		$0.076	$0.107

Capital gains	—		—	—	—		—	—

Total	$0.089		$0.030	$0.035	$0.052		$0.076	$0.107

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/06	$14.77	$15.59	$14.61	$14.70	$14.68	$15.17	$14.73	$14.79

5/31/07	16.55	17.47	16.38	16.47	16.45	17.00	16.50	16.57

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.59%	9.12%	8.75%	8.75%	8.78%	8.78%	9.04%	8.75%	9.31%	9.78%

10 years	66.58	57.84	54.40	54.40	54.67	54.67	58.38	53.24	62.56	70.39
Annual average	5.24	4.67	4.44	4.44	4.46	4.46	4.71	4.36	4.98	5.47

5 years	59.02	50.64	53.05	51.05	53.22	53.22	55.08	50.10	57.07	61.14
Annual average	9.72	8.54	8.88	8.60	8.91	8.91	9.17	8.46	9.45	10.01

3 years	36.77	29.60	33.65	30.65	33.73	33.73	34.81	30.48	35.70	37.78
Annual average	11.00	9.03	10.15	9.32	10.17	10.17	10.47	9.27	10.71	11.27

1 year	20.48	14.18	19.55	14.55	19.63	18.62	19.97	16.06	20.18	20.85

6 months	7.71	2.03	7.23	2.22	7.32	6.32	7.48	3.98	7.52	7.84

Fund’s annual operating expenses

For the fiscal year ended 11/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Classic Equity Fund from December 1, 2006, to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.15	$ 10.11	$ 10.11	$ 8.79	$ 7.47	$ 4.83

Ending value (after expenses)	$1,127.20	$1,123.40	$1,123.00	$1,124.50	$1,125.90	$1,128.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2007, use the calculation method below. To find the value of your investment on December 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 12/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.84	$ 9.60	$ 9.60	$ 8.35	$ 7.09	$ 4.58

Ending value (after expenses)	$1,019.15	$1,015.41	$1,015.41	$1,016.65	$1,017.90	$1,020.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Average annualized expense
ratio for Lipper peer group*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Classic Equity Fund	146%	67%	44%	56%	48%

Lipper Large-Cap Value Funds
category average	50%	57%	63%	70%	68%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Mike Abata, Joshua Brooks, and Eric Harthun are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/06.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Total assets in fund	all Putnam funds

Trustees	$ 544,000	$ 96,000,000

Putnam employees	$2,198,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $230,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Mike Abata is also a Portfolio Member of Putnam New Value Fund.

Joshua Brooks is also a Portfolio Leader of The Putnam Fund for Growth and Income and Putnam Research Fund.

Eric Harthun is also a Portfolio Leader of The Putnam Fund for Growth and Income.

Mike Abata, Joshua Brooks, and Eric Harthun may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the year ended May 31, 2007, Joshua Brooks and Eric Harthun became Portfolio Leaders of your fund, following the departure of Portfolio Leader Ronald Bukovac from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 48th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

63rd	88th	85th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 495, 408 and 281 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Value Funds category for the one-, five- and ten-year periods ended June 30, 2007, were 55%, 86%, and 90%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 273 out of 498, 290 out of 338, and 132 out of 146 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/07 (Unaudited)

COMMON STOCKS (99.2%)*

	Shares	Value

Aerospace and Defense (2.4%)
Lockheed Martin Corp.	188,000	$ 18,442,800

Banking (6.0%)
Bank of America Corp.	749,700	38,017,287
U.S. Bancorp (S)	260,900	9,021,922
		47,039,209

Beverage (2.2%)
Coca-Cola Enterprises, Inc. (S)	409,000	9,550,150
Molson Coors Brewing Co. Class B	87,000	7,966,590
		17,516,740

Biotechnology (1.2%)
Biogen Idec, Inc. †	177,900	9,289,938

Chemicals (3.0%)
E.I. du Pont de Nemours & Co. (S)	247,400	12,943,968
Rohm & Haas Co. (S)	202,300	10,723,923
		23,667,891

Computers (1.2%)
IBM Corp.	88,300	9,412,780

Conglomerates (2.8%)
Tyco International, Ltd. (Bermuda)	654,500	21,834,120

Consumer Finance (4.2%)
Capital One Financial Corp.	211,700	16,889,426
Countrywide Financial Corp.	408,695	15,914,583
		32,804,009

Electric Utilities (7.2%)
Edison International	461,400	26,885,778
Entergy Corp.	67,200	7,586,880
PG&E Corp.	437,900	21,570,954
		56,043,612

Electronics (1.9%)
Atmel Corp. † (S)	1,357,900	7,590,661
Motorola, Inc. (S)	388,300	7,063,177
		14,653,838

Financial (8.1%)
Citigroup, Inc.	658,400	35,876,216
Freddie Mac	116,200	7,760,998
MGIC Investment Corp. (S)	294,800	19,162,000
		62,799,214

COMMON STOCKS (99.2%)* continued

	Shares	Value

Health Care Services (1.8%)
Medco Health Solutions, Inc. †	181,900	$ 14,144,544

Homebuilding (1.2%)
Lennar Corp.	212,100	9,682,365

Insurance (6.5%)
American International Group, Inc.	254,700	18,424,998
Berkshire Hathaway, Inc. Class B †	2,220	8,047,500
Chubb Corp. (The)	144,500	7,928,715
Genworth Financial, Inc. Class A	454,530	16,408,533
		50,809,746

Investment Banking/Brokerage (5.8%)
Bear Stearns Cos., Inc. (The)	129,500	19,419,820
E*Trade Financial Corp. †	353,200	8,459,140
Goldman Sachs Group, Inc. (The)	74,100	17,103,762
		44,982,722

Lodging/Tourism (3.0%)
Carnival Corp.	195,100	9,840,844
Wyndham Worldwide Corp. †	355,240	13,214,928
		23,055,772

Machinery (4.1%)
Caterpillar, Inc.	227,300	17,861,234
Parker-Hannifin Corp.	141,900	14,382,984
		32,244,218

Metals (1.5%)
Freeport-McMoRan Copper & Gold, Inc. Class B	151,500	11,923,050

Oil & Gas (12.1%)
BP PLC ADR (United Kingdom)	342,900	22,977,729
ConocoPhillips	282,100	21,843,003
Marathon Oil Corp.	233,400	28,897,254
Newfield Exploration Co. †	431,100	20,710,044
		94,428,030

Pharmaceuticals (3.7%)
Pfizer, Inc.	1,058,400	29,095,416

Regional Bells (5.6%)
Qwest Communications International, Inc. † (S)	897,000	9,230,130
Verizon Communications, Inc.	782,200	34,049,166
		43,279,296

	COMMON STOCKS (99.2%)* continued

		Shares	Value

	Retail (4.4%)
	Big Lots, Inc. † (S)	284,300	$ 8,955,450
	Circuit City Stores-Circuit City Group	501,200	8,054,284
	Federated Department Stores, Inc.	262,500	10,481,625
	Home Depot, Inc. (The)	174,700	6,790,589
			34,281,948

	Schools (1.4%)
	Apollo Group, Inc. Class A †	227,400	10,908,378

	Software (2.9%)
	Oracle Corp. †	607,000	11,763,660
	Symantec Corp. †	530,200	10,598,698
			22,362,358

	Technology Services (1.1%)
	Accenture, Ltd. Class A (Bermuda)	208,400	8,531,896

	Telecommunications (1.4%)
	Sprint Nextel Corp.	478,207	10,927,030

	Tobacco (2.5%)
	Loews Corp. — Carolina Group	250,000	19,437,500

	Total common stocks (cost $658,122,414)		$ 773,598,420

	SHORT-TERM INVESTMENTS (5.6%)*

		Principal amount/shares	Value

	Short-term investments held as collateral for loaned
	securities with yields ranging from 5.08% to 5.46%
	and due dates ranging from June 1, 2007 to July 30, 2007 (d)	$ 43,215,645	$ 43,136,145
	Putnam Prime Money Market Fund (e)	283,049	283,049

	Total short-term investments (cost $43,419,194)		$ 43,419,194

	TOTAL INVESTMENTS

	Total investments (cost $701,541,608)		$ 817,017,614
*	Percentages indicated are based on net assets of $779,705,504.
†	Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at May 31, 2007.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $42,351,934
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $701,258,559)	$816,734,565
Affiliated issuers (identified cost $283,049) (Note 5)	283,049

Dividends, interest and other receivables	2,066,336

Receivable for shares of the fund sold	96,136

Receivable for securities sold	6,780,732

Total assets	825,960,818

LIABILITIES

Payable for shares of the fund repurchased	1,234,510

Payable for compensation of Manager (Notes 2 and 5)	1,039,571

Payable for investor servicing and custodian fees (Note 2)	117,297

Payable for Trustee compensation and expenses (Note 2)	243,003

Payable for administrative services (Note 2)	1,626

Payable for distribution fees (Note 2)	366,678

Collateral on securities loaned, at value (Note 1)	43,136,145

Other accrued expenses	116,484

Total liabilities	46,255,314

Net assets	$779,705,504

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$667,806,828

Undistributed net investment income (Note 1)	2,433,580

Accumulated net realized loss on investments (Note 1)	(6,010,910)

Net unrealized appreciation of investments	115,476,006

Total — Representing net assets applicable to capital shares outstanding	$779,705,504

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($643,535,124 divided by 38,884,978 shares)	$16.55

Offering price per class A share
(100/94.75 of $16.55)*	$17.47

Net asset value and offering price per class B share
($87,295,349 divided by 5,329,796 shares)**	$16.38

Net asset value and offering price per class C share
($15,040,512 divided by 912,989 shares)**	$16.47

Net asset value and redemption price per class M share
($27,915,414 divided by 1,697,093 shares)	$16.45

Offering price per class M share
(100/96.75 of $16.45)*	$17.00

Net asset value, offering price and redemption price per class R share
($42,789 divided by 2,593 shares)	$16.50

Net asset value, offering price and redemption price per class Y share
($5,876,316 divided by 354,564 shares)	$16.57

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/07 (Unaudited)

INVESTMENT INCOME

Dividends	$ 7,043,648

Interest (including interest income of $138,894
from investments in affiliated issuers) (Note 5)	141,715

Securities lending	71,441

Total investment income	7,256,804

EXPENSES

Compensation of Manager (Note 2)	2,337,135

Investor servicing fees (Note 2)	1,036,101

Custodian fees (Note 2)	33,474

Trustee compensation and expenses (Note 2)	35,763

Administrative services (Note 2)	15,843

Distribution fees — Class A (Note 2)	772,342

Distribution fees — Class B (Note 2)	470,631

Distribution fees — Class C (Note 2)	72,188

Distribution fees — Class M (Note 2)	101,297

Distribution fees — Class R (Note 2)	95

Non-recurring cost (Notes 2 and 6)	448

Cost assumed by Manager (Notes 2 and 6)	(448)

Other	171,426

Fees waived and reimbursed by Manager (Notes 2 and 5)	(193,237)

Total expenses	4,853,058

Expense reduction (Note 2)	(151,188)

Net expenses	4,701,870

Net investment income	2,554,934

Net realized gain on investments (Notes 1 and 3)	24,711,852

Net realized gain on futures contracts (Note 1)	30,563

Net unrealized appreciation of investments during the period	63,697,132

Net gain on investments	88,439,547

Net increase in net assets resulting from operations	$90,994,481

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	5/31/07*	11/30/06

Operations:
Net investment income	$ 2,554,934	$ 5,325,182

Net realized gain on investments	24,742,415	71,905,985

Net unrealized appreciation of investments	63,697,132	7,320,260

Net increase in net assets resulting from operations	90,994,481	84,551,427

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(3,686,023)	(4,198,051)

Class B	(209,139)	(125,565)

Class C	(34,092)	(17,478)

Class M	(94,908)	(88,667)

Class R	(179)	(118)

Class Y	(39,185)	(49,064)

Redemption fees (Note 1)	907	1,396

Decrease from capital share transactions (Note 4)	(73,621,793)	(161,337,047)

Total increase (decrease) in net assets	13,310,069	(81,263,167)

NET ASSETS

Beginning of period	766,395,435	847,658,602

End of period (including undistributed net investment
income of $2,433,580 and $3,942,172, respectively)	$779,705,504	$766,395,435
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b) (in thousands)		assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2007**	$14.77	.06(d)	1.81	1.87	(.09)	(.09)	—(g)	$16.55	12.72*	$643,535	.58*(d)	.40*(d)	30.10*
November 30, 2006	13.30	.11(d,e)	1.45	1.56	(.09)	(.09)	—(g)	14.77	11.82	616,799	1.15(d,e)	.84(d,e)	145.79
November 30, 2005	12.48	.12(d,f )	.89	1.01	(.19)	(.19)	—(g)	13.30	8.17	626,393	1.15(d)	.95(d,f )	67.26
November 30, 2004	11.18	.13(d)	1.28	1.41	(.11)	(.11)	—(g)	12.48	12.65	661,852	1.17(d)	1.09(d)	43.68
November 30, 2003	10.09	.11	1.08	1.19	(.10)	(.10)	—	11.18	11.85	766,396	1.11	1.12	55.57
November 30, 2002	11.88	.11	(1.81)	(1.70)	(.09)	(.09)	—	10.09	(14.38)	929,950	1.04	.99	47.91

CLASS B
May 31, 2007**	$14.61	—(d,g)	1.80	1.80	(.03)	(.03)	—(g)	$16.38	12.34*	$87,295	.95*(d)	.01*(d)	30.10*
November 30, 2006	13.18	.01(d,e)	1.43	1.44	(.01)	(.01)	—(g)	14.61	10.96	102,814	1.90(d,e)	.05(d,e)	145.79
November 30, 2005	12.37	.03(d,f )	.87	.90	(.09)	(.09)	—(g)	13.18	7.33	168,569	1.90(d)	.20(d,f )	67.26
November 30, 2004	11.08	.04(d)	1.27	1.31	(.02)	(.02)	—(g)	12.37	11.81	277,457	1.92(d)	.34(d)	43.68
November 30, 2003	10.00	.04	1.06	1.10	(.02)	(.02)	—	11.08	11.02	311,914	1.86	.37	55.57
November 30, 2002	11.77	.02	(1.78)	(1.76)	(.01)	(.01)	—	10.00	(15.00)	362,466	1.79	.22	47.91

CLASS C
May 31, 2007**	$14.70	—(d,g)	1.81	1.81	(.04)	(.04)	—(g)	$16.47	12.30*	$15,041	.95*(d)	.03*(d)	30.10*
November 30, 2006	13.27	.01(d,e)	1.44	1.45	(.02)	(.02)	—(g)	14.70	10.91	14,474	1.90(d,e)	.08(d,e)	145.79
November 30, 2005	12.45	.03(d,f )	.89	.92	(.10)	(.10)	—(g)	13.27	7.42	15,678	1.90(d)	.21(d,f )	67.26
November 30, 2004	11.15	.03(d)	1.28	1.31	(.01)	(.01)	—(g)	12.45	11.77	17,591	1.92(d)	.34(d)	43.68
November 30, 2003	10.06	.04	1.07	1.11	(.02)	(.02)	—	11.15	11.05	19,378	1.86	.37	55.57
November 30, 2002	11.85	.02	(1.80)	(1.78)	(.01)	(.01)	—	10.06	(15.05)	24,587	1.79	.23	47.91

CLASS M
May 31, 2007**	$14.68	.02(d)	1.80	1.82	(.05)	(.05)	—(g)	$16.45	12.45*	$27,915	.83*(d)	.15*(d)	30.10*
November 30, 2006	13.24	.04(d,e)	1.44	1.48	(.04)	(.04)	—(g)	14.68	11.22	26,843	1.65(d,e)	.33(d,e)	145.79
November 30, 2005	12.42	.06(d,f )	.89	.95	(.13)	(.13)	—(g)	13.24	7.67	30,988	1.65(d)	.45(d,f )	67.26
November 30, 2004	11.13	.07(d)	1.27	1.34	(.05)	(.05)	—(g)	12.42	12.04	38,187	1.67(d)	.58(d)	43.68
November 30, 2003	10.04	.06	1.07	1.13	(.04)	(.04)	—	11.13	11.34	47,467	1.61	.63	55.57
November 30, 2002	11.82	.05	(1.80)	(1.75)	(.03)	(.03)	—	10.04	(14.82)	64,254	1.54	.48	47.91

CLASS R
May 31, 2007**	$14.73	.04(d)	1.81	1.85	(.08)	(.08)	—(g)	$16.50	12.59*	$43	.70*(d)	.29*(d)	30.10*
November 30, 2006	13.28	.09(d,e)	1.43	1.52	(.07)	(.07)	—(g)	14.73	11.51	34	1.40(d,e)	.64(d,e)	145.79
November 30, 2005	12.47	.09(d,f )	.89	.98	(.17)	(.17)	—(g)	13.28	7.87	19	1.40(d)	.71(d,f )	67.26
November 30, 2004†	11.18	.13(d)	1.26	1.39	(.10)	(.10)	—(g)	12.47	12.45	11	1.42(d)	1.14(d)	43.68

CLASS Y
May 31, 2007**	$14.79	.08(d)	1.81	1.89	(.11)	(.11)	—(g)	$16.57	12.84*	$5,876	.45(d)	.53*(d)	30.10*
November 30, 2006	13.31	.15(d,e)	1.45	1.60	(.12)	(.12)	—(g)	14.79	12.10	5,431	.90(d,e)	1.09(d,e)	145.79
November 30, 2005	12.49	.15(d,f )	.89	1.04	(.22)	(.22)	—(g)	13.31	8.43	6,012	.90(e)	1.21(e,f )	67.26
November 30, 2004	11.19	.16(d)	1.28	1.44	(.14)	(.14)	—(g)	12.49	12.95	6,485	.92(e)	1.36(e)	43.68
November 30, 2003	10.10	.14	1.07	1.21	(.12)	(.12)	—	11.19	12.12	6,071.86		1.37	55.57
November 30, 2002	11.88	.14	(1.80)	(1.66)	(.12)	(.12)	—	10.10	(14.09)	6,538.79		1.23	47.91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

  * Not annualized

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to November 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

May 31, 2007	0.03%

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.05%

Class B	0.01	0.05

Class C	0.01	0.05

Class M	0.01	0.05

Class R	0.01	0.06

Class Y	0.01	0.05

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Classic Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2007, the value of securities loaned amounted to 42,351,934. The fund received cash collateral of 43,136,145 which is pooled with collateral of other Putnam funds into 47 issues of high-grade short-term investments. The fund also received high-quality, highly-rated securities of $789,000 in non-cash collateral.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2006, the fund had a capital loss carryover of $26,348,898 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on November 30, 2010.

The aggregate identified cost on a tax basis is $705,946,035, resulting in gross unrealized appreciation and depreciation of $119,694,621 and $8,623,042, respectively, or net unrealized appreciation of $111,071,579.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through December 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2005 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended May 31, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $191,092 of its management fee from the fund.

For the period ended May 31, 2007, Putnam Management has assumed $448 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2007, the fund incurred $1,053,889 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended May 31, 2007, the fund’s expenses were reduced by $151,188 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $396, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $8,328 and $464 from the sale of class A and class M shares, respectively, and received $33,400 and $170 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively.

For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received $108 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $226,587,353 and $294,407,348, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/07:
Shares sold	1,808,780	$ 27,908,406

Shares issued
in connection
with reinvestment
of distributions	233,726	3,480,170

	2,042,506	31,388,576

Shares
repurchased	(4,928,956)	(75,603,621)

Net decrease	(2,886,450)	$ (44,215,045)

Year ended 11/30/06:
Shares sold	5,036,344	$ 68,437,237

Shares issued
in connection
with reinvestment
of distributions	297,014	3,966,650

	5,333,358	72,403,887

Shares
repurchased	(10,650,729)	(145,493,176)

Net decrease	(5,317,371)	$ (73,089,289)

CLASS B	Shares	Amount

Six months ended 5/31/07:
Shares sold	171,389	$ 2,599,785

Shares issued
in connection
with reinvestment
of distributions	13,437	198,605

	184,826	2,798,390

Shares
repurchased	(1,892,008)	(28,893,629)

Net decrease	(1,707,182)	$(26,095,239)

Year ended 11/30/06:
Shares sold	388,747	$ 5,257,103

Shares issued
in connection
with reinvestment
of distributions	9,166	119,005

	397,913	5,376,108

Shares
repurchased	(6,148,179)	(82,864,630)

Net decrease	(5,750,266)	$(77,488,522)

CLASS C	Shares	Amount

Six months ended 5/31/07:
Shares sold	39,642	$ 606,610

Shares issued
in connection
with reinvestment
of distributions	2,123	31,573

	41,765	638,183

Shares
repurchased	(113,341)	(1,723,857)

Net decrease	(71,576)	$(1,085,674)

Year ended 11/30/06:
Shares sold	94,038	$ 1,279,152

Shares issued
in connection
with reinvestment
of distributions	1,209	15,798

	95,247	1,294,950

Shares
repurchased	(292,336)	(3,962,283)

Net decrease	(197,089)	$(2,667,333)

CLASS M	Shares	Amount

Six months ended 5/31/07:
Shares sold	27,540	$ 415,864

Shares issued
in connection
with reinvestment
of distributions	6,130	90,913

	33,670	506,777

Shares
repurchased	(165,568)	(2,533,787)

Net decrease	(131,898)	$(2,027,010)

Year ended 11/30/06:
Shares sold	63,967	$ 864,652

Shares issued
in connection
with reinvestment
of distributions	6,383	84,448

	70,350	949,100

Shares
repurchased	(582,230)	(7,905,795)

Net decrease	(511,880)	$(6,956,695)

CLASS R	Shares	Amount

Six months ended 5/31/07:
Shares sold	402	$ 6,146

Shares issued
in connection
with reinvestment
of distributions	12	179

	414	6,325

Shares
repurchased	(121)	(1,846)

Net increase	293	$ 4,479

Year ended 11/30/06:
Shares sold	1,132	$15,379

Shares issued
in connection
with reinvestment
of distributions	9	118

	1,141	15,497

Shares
repurchased	(236)	(3,220)

Net increase	905	$12,277

CLASS Y	Shares	Amount

Six months ended 5/31/07:
Shares sold	13,419	$ 203,451

Shares issued
in connection
with reinvestment
of distributions	2,607	38,815

	16,026	242,266

Shares
repurchased	(28,773)	(445,570)

Net decrease	(12,747)	$ (203,304)

Year ended 11/30/06:
Shares sold	29,863	$ 407,922

Shares issued
in connection
with reinvestment
of distributions	3,670	49,064

	33,533	456,986

Shares
repurchased	(117,776)	(1,604,471)

Net decrease	(84,243)	$(1,147,485)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2007, management fees paid were reduced by $2,145 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $138,894 for the period ended May 31, 2007. During the period ended May 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $76,745,028 and $86,842,518, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam

Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

26,596,011	1,150,009	1,299,700

All tabulations rounded to the nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended May 31, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended May 31, 2007.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
	Principal Executive Officer,	Chief Compliance Officer
Marketing Services	Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Mark C. Trenchard
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Custodian	and Treasurer	Judith Cohen
State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA023 265509 7/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Classic Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 26, 2007